UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2004

                           CTI INDUSTRIES CORPORATION
             (Exact name of registrant as specified in its charter)

Illinois                                0-23115               36-2848943
(State or other jurisdiction          (Commission            (IRS Employer
    of incorporation)                 File Number)           Identification No.)

22160 North Pepper Road, Barrington, IL                 60010
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (847) 382-1000

                                      N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item No. 2.02 - Results of Operations and Financial Condition

      On August 24, 2004, CTI Industries Corporation issued a press release reporting earnings and other financial results for its second quarter ended June 30, 2004. A copy of the Press Release is attached as Exhibit 99.

Item No. 9.01 - Exhibit

      (c)   The following exhibit is attached hereto:

      Exhibit No.           Exhibit

      99                    Press Release dated August 24, 2004, captioned:
                            "CTI Industries Corporation Releases Financial Results for the Second Quarter and Six Months Ended June 30, 2004"

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CTI Industries Corporation
                                                   (Registrant)

Date: August 26, 2004                    By: /s/ Howard W. Schwan
                                            ------------------------------
                                            Howard W. Schwan, President


                                       3